                            REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement dated 19th day of November, 1998 (this "Agreement"), among INTELLICELL CORP., a Delaware corporation (the "Corporation"), and the SECURITYHOLDERS (as herein defined).

     WHEREAS, the Securityholders own or have the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Corporation; and

     WHEREAS, the Corporation and the Securityholders deem it to be in their respective best interests to set forth the rights of the Securityholders in connection with public offerings and sales of the Common Stock.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Securityholders hereby agree as follows:

     SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Advisor Shares" means those shares of Common Stock issuable or issued to Sands upon exercise of the warrants issued to Sands in connection with the Offering, which shall be included as Registrable Shares for purposes of this Agreement.

          (b)  "Closing" means the date of closing of the Offering.

          (c) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          (d) "Common Stock" means the common stock, $0.01 par value per share, of the Corporation.

          (e) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          (f) "Offering" means the offering of subordinated convertible notes by the Corporation pursuant to a Confidential Private Placement Memorandum dated November 11, 1998.

          (g) "Other Shares" means at any time those shares of Common Stock held by any person (or issuable upon exercise or conversion of any security held by any person) that do not constitute Primary Shares or Registrable Shares.

          (h) "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

          (i) "Registrable Shares" means Restricted Shares that constitute Common Stock.

          (j) "Restricted Shares" means shares of Common Stock issued and outstanding or issuable upon exercise or conversion of warrants or other securities to purchase Common Stock held by the Securityholders. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the registration statement in


                                      1.

connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or (iii) they shall have ceased to be outstanding.

          (k) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

          (l)  "Sands" means Sands Brothers & Co., Ltd.

          (m) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          (n) "Securityholders" means the purchasers of the Corporation's securities in the Offering, Ben Neman, Sands and each additional person receiving warrants or options as a finder in connection with the Offering who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as a Securityholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

     SECTION 2. REGISTRATION. The Corporation agrees to file a registration statement covering the Registrable Shares within 90 days after the Closing (the "Filing Date") and to use its reasonable best efforts to cause the registration statement to become effective under the Securities Act; PROVIDED, HOWEVER, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

          (a) the Corporation shall not be obligated to use its reasonable best efforts to file (i) any registration statement at any time unless the Corporation's stockholders approve the Offering, (ii) more than one registration statement pursuant to this Section 2;

          (b) the Corporation may delay the filing or effectiveness of any registration statement for a period of up to 120 days after the Filing Date pursuant to this Section 2 if during the Filing Date the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the Company may include Registrable Shares pursuant to Section 3;

          (c) with respect to any registration pursuant to this Section 2, the Corporation shall give notice of such registration to the Securityholders hereunder and to the holders of all Other Shares which are entitled to registration rights and the Corporation may include in such registration any Primary Shares or Other Shares;

          (d) If the method of disposition requested by the holders, pursuant to this Section 2, is an underwritten public offering, the majority of the holders of Registrable Shares shall have the right to designate the managing underwriter of such offering, which underwriter shall be reasonably acceptable to the Corporation; and

          (e) At any time before the registration statement covering Registrable Shares becomes effective, the holders of a majority of such shares may request the Corporation to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, the material adverse effect of an event on the business, properties, condition, financial or otherwise, or operations of the Corporation, the Company shall have no further obligations with respect to the registration of Registrable Shares under this Section 2 unless the holders shall pay to the Corporation the expenses incurred by the Corporation through the date of such request.


                                     2.

     SECTION 3. PIGGYBACK REGISTRATION. If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to Sands of its intention to so register such Primary Shares or Other Shares and, upon the written request, delivered to the Corporation within 30 days after delivery of any such notice by the Corporation, of Sands to include in such registration Advisor Shares (which request shall specify the number of Advisor Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Advisor Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Advisor Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Advisor Shares and Other Shares proposed to be included in such registration shall be included in the following order:

          (a)  if the Corporation proposes to register Primary Shares:

               (i)  FIRST, the Primary Shares; and

               (ii) SECOND, the Advisor Shares and Other Shares requested to be included in such registration (or, if necessary, such Advisor Shares and Other Shares PRO RATA among the holders thereof based upon the number of Advisor Shares and Other Shares requested to be registered by each such holder); or

          (b) if the Corporation proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares:

               (i) FIRST, the Other Shares held by the parties demanding such registration;

               (ii) SECOND, the Advisor Shares and Other Shares (other than shares registered pursuant to Section 3(b)(i) hereof) requested to be registered by the holders hereof (or, if necessary, PRO RATA among the holders thereof based on the number of Advisor Shares and Other Shares requested to be registered by such holders); and

               (iii) THIRD, the Primary Shares.

     SECTION 4. PREPARATION AND FILING. If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

          (a) use its reasonable best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective until the earlier of the date that is four years after the Closing or until all of such Registrable Shares have been disposed of (it being understood that the Corporation may discontinue at any time any registration that is described in
Section 3);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the date that is four years after the Closing or until all of such Registrable Shares have been disposed of and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares (it being understood that the Corporation may discontinue at any time any registration that is described in Section 3);

          (c) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Securityholders reasonably request and do any


                                     3.

and all other acts and things which may be reasonably necessary or advisable to enable the Securityholders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Securityholders; PROVIDED, HOWEVER, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (c) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation;

          (d) furnish to the Securityholders holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Securityholders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

          (e) use its reasonable best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Securityholders holding such Registrable Shares to consummate the disposition of such Registrable Shares;

          (f) notify the Securityholders holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Securityholders, prepare and furnish to such Securityholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Securityholders holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Securityholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Securityholders agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (h) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

          (i) use its best efforts to obtain from its counsel an opinion or opinions in customary


                                     4.

form;

          (j) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

          (k) issue to any underwriter to which the Securityholders holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

          (l) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

          (m) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 4(f) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 4(f) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

     SECTION 5. EXPENSES. All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 5) incurred by the Corporation in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Corporation's counsel and accountants shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

     SECTION 6.  INDEMNIFICATION.

          (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws. The Corporation shall reimburse the holders of Registrable Shares, any


                                     5.

underwriter or broker or such other person acting on behalf of the holders of Registrable Shares and each controlling person of such underwriters, brokers or other persons for any legal or other expenses reasonably incurred by an of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Securityholder, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such selling person and such Securityholder, underwriter, broker or other person acting on his behalf and such final prospectus was not delivered to the purchaser with or prior to the written confirmation of the sale of such Registrable Shares to such purchaser.

          (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section
6) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished by the holders of Registrable Shares to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 6, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded, based upon the advice of counsel, that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any one counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 6.


                                     6.

          (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     SECTION 7. INFORMATION BY HOLDER. The Securityholders shall furnish to the Corporation such written information regarding the Securityholders and the distribution proposed by the Securityholders as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 8. EXCHANGE ACT COMPLIANCE. The Corporation shall use its best efforts to comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Securityholders in supplying such information as may be necessary for the Securityholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 9. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Corporation and the Securityholders and, subject to Section 9, the respective successors and assigns of the Corporation and the Securityholders.

     SECTION 10. ASSIGNMENT. Each Securityholder may assign its rights hereunder to any purchaser or transferee of Registrable Shares; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Securityholder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Securityholder herein and had originally been a party hereto.

     SECTION 11. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the Corporation and the Securityholders with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

     SECTION 12. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:


                                     7.

          (i)  if to the Corporation, to:

               Intellicell Corp.
               9314 Eton Avenue
               Chatsworth, CA  91311
               Telecopy:  (818) 882-1707
               Attention:  Chief Financial Officer

               with a copy to:

               Troy & Gould, Professional Corporation
               1801 Century Park East, 16th Floor
               Los Angeles, CA
               Telecopy:  (310) 201-4746
               Attention:  Sanford J. Hillsberg, Esq.; and

          (ii) if to the Securityholders, to each such Securityholder at his name and address as set forth in the records of the Company.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     SECTION 13. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the holders of at least a majority of the Registrable Shares then outstanding; PROVIDED, HOWEVER, that any amendment to or modification of this Agreement which would have a disproportionate adverse affect on the rights of any Securityholder shall require the written consent of such Securityholder.

     SECTION 14. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 15. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly therein.


                                     8.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                       INTELLICELL CORP.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       SECURITYHOLDERS


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                                       Name:


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                                       Name:


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                                       Name:


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                                       Name:


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                                       Name:


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                                       Name:


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                                       Name:


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                                       Name:


                                       SANDS BROTHERS & CO., LTD.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                     9.